UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 1, 2019
CEC ENTERTAINMENT, INC.
(Exact name of registrant as specified in charter)

Kansas	1-13687	48-0905805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1707 Market Place Blvd, Suite 200 Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)
(972) 258-8507
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On August 1, 2019, CEC Entertainment, Inc. (the “Company”) announced that it is seeking to obtain a new first lien senior secured credit facility to refinance in full (the “Refinancing”) the Company’s existing first lien senior secured credit facility under that certain First Lien Credit Agreement dated as of February 14, 2014, as amended by that certain Incremental Assumption Agreement (Extended Revolving Facility Commitment), dated as of May 8, 2018, among the Company, Queso Holdings Inc., the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent.

The Company is also disclosing certain preliminary estimated financial information relating to the three-month period and six-month period ended June 30, 2019, which remain subject to the completion of the Company’s quarter-end accounting procedures:

•	Adjusted comparable venue sales growth for the three-month period and the six-month period of approximately 2.3% and 4.5%, respectively. (1)

•	Total revenue for the three-month period of approximately $215 million.

•	Net income (loss) for the three-month period and the six-month period ranges from approximately $(7) million to $(9) million and approximately $12 million to $14 million, respectively.

•	Adjusted EBITDA(2) for the three-month period and the six-month period ranges from approximately $38 million to $40 million and approximately $114 million to $116 million, respectively.

•	Cash balance as of June 30, 2019 was $118 million. (3)

In addition, the Company is updating its annual guidance for fiscal year 2019 with respect to the following:

•Comparable venue sales growth is expected to be in the range of 3.0% to 4.0%.

•Total revenue at the midpoint of our expected comparable venue sales growth range is $925 million.

•	Adjusted EBITDA (2) at the midpoint of our expected comparable venue sales growth range is $185 million.
__________________

(1)
Adjusted comparable venue sales growth represents the shift in Easter / Spring Break timing between quarters to properly reflect year-over-year performance. Unadjusted comparable venue sales growth for the quarter ended June 30, 2019 is 0.5%. Previously reported comparable venue sales growth for the quarter ended June 30, 2019 differs due to rounding.

(2)
For our definition of Adjusted EBITDA, see the “Non-GAAP Financial Measures” section below. The Company provides guidance on Adjusted EBITDA but does not provide a reconciliation of such guidance to the most directly comparable GAAP measure of net income (loss) because not all of the information required to determine the necessary range of adjustments is available and there is high variability and inherent difficulty in making accurate forecasts of some of the information excluded from Adjusted EBITDA.

(3)	Cash balance includes approximately $4 million held at Queso Holdings Inc., the Company's direct parent.

The Refinancing described above is subject to market and other conditions, and may not occur as described or at all.

The information in this Item 7.01 is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

The Company has made statements in this filing and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties.  All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, and other matters.  Any forward-looking statement made in this filing speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions.  These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management.  The Company cautions that these statements are subject to risks and uncertainties, many of which are outside of the Company’s control and could cause future events or results to be materially different from those stated or implied in this document, or to occur at all, including among others, risk factors that are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2018 and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Non-GAAP Financial Measures

Adjusted EBITDA, a measure used by management to assess operating performance, is defined as Net income (loss) plus interest expense, income tax expense (benefit), depreciation and amortization expense, impairments, gains and losses on asset disposals, and stock-based compensation. In addition, Adjusted EBITDA excludes other items the Company considers unusual or non-recurring and certain other adjustments required or permitted in calculating covenant compliance under its senior secured credit facilities and the indenture governing its senior notes. Adjusted EBITDA is presented because the Company believes that it provides useful information to investors regarding its operating performance and its capacity to incur and service debt and fund capital expenditures. The Company believes that Adjusted EBITDA is used by many investors, analysts and rating agencies as a measure of performance. By reporting Adjusted EBITDA, the Company provides a basis for comparison of its business operations between current, past and future periods by excluding items that it does not believe are indicative of its core operating performance.

The Company’s definition of Adjusted EBITDA allows for the exclusion of certain non-cash and other income and expense items that are used in calculating net income from continuing operations. However, these are items that may recur, vary greatly and can be difficult to predict. They can represent the effect of long-term strategies as opposed to short-term results. In addition, certain of these items can represent the reduction of cash that could be used for other corporate purposes. These measures should not be considered as alternatives to operating income, cash flows from operating activities or any other performance measures derived in accordance with GAAP as measures of operating performance, or cash flows as measures of liquidity. These measures have important limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Because of these limitations, the Company relies primarily on its GAAP results and uses Adjusted EBITDA only supplementally.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: August 1, 2019	By:	/s/ James A. Howell
James A. Howell
Executive Vice President and Chief Financial Officer

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